EXHIBIT 10.2
EXECUTION VERSION

SUBORDINATED NOTE
May 7, 2018
FOR VALUE RECEIVED, the undersigned, DAVEY RECEIVABLES LLC, an Ohio limited liability company (the “Buyer”), promises to pay to DAVEY RESOURCE GROUP, INC., an Ohio corporation (the “Originator”), on the terms and subject to the conditions set forth herein and in the Purchase Agreement referred to below, the principal sum of the aggregate unpaid purchase price of all Receivables purchased from time to time by the Buyer from the Originator pursuant to such Purchase Agreement, as such unpaid purchase price is shown in the records of the Originator.
1.    Purchase Agreement. This promissory note (this “Subordinated Note”) is a Subordinated Note described in, and is subject to the terms and conditions set forth in, that certain Receivables Purchase Agreement dated as of the date hereof (as the same may be amended or otherwise modified from time to time, the “Purchase Agreement”), by and among the Originator and each other originator of Receivables from time to time party thereto and the Buyer. Reference is hereby made to the Purchase Agreement for a statement of certain other rights and obligations of the Originators and the Buyer.
2.    Definitions. Capitalized terms used (but not defined) herein have the meanings assigned thereto in the Purchase Agreement dated as of the date hereof. In addition, as used herein, the following terms have the following meanings:
“Bankruptcy Proceedings” has the meaning set forth in clause (b) of paragraph 9 hereof.
“Final Maturity Date” means the forty-fifth (45th) day following the Final Payout Date.
“Final Payout Date” means the date on which all amounts payable to the Administrative Agent and the LC Bank under the Receivables Financing Agreement have been paid in full and the Commitments thereunder have been terminated.
“Interest Period” means the period from and including a Settlement Date (or, in the case of the first Interest Period, the date hereof) to but excluding the next Settlement Date.
“Senior Interest” means collectively, (i) the obligation of the Buyer and the Servicer to set aside, and to turn over, Collections and other proceeds of the Receivables and any other collateral pledged to the Administrative Agent for the benefit of the LC Bank pursuant to the Receivables Financing Agreement and (ii) all other obligations of the Buyer that are due and payable to any Senior Interest Holders under the Receivables Financing Agreement, together with all interest accruing on any such amounts after the commencement of any Bankruptcy Proceedings (as defined herein), notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Buyer or anyone else, to collect such interest.

EXECUTION VERSION

“Senior Interest Holders” means collectively, the LC Bank, the Administrative Agent and the Buyer Indemnified Parties (as defined in Section 13.01 of the Receivables Financing Agreement).
3.    Interest. Subject to the provisions set forth below, the Buyer promises to pay interest on the outstanding unpaid principal amount of this Subordinated Note from the date hereof until payment in full at a rate equal to 7.5% per annum; provided, however, that if the Buyer shall default in the payment of any principal hereof, the Buyer promises to pay, on demand, interest at the rate of 9.5% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment.
4.    Interest Payment Dates. Subject to the provisions set forth below, the Buyer shall pay accrued interest on this Subordinated Note on each Settlement Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Settlement Date at the time of such principal payment.
5.     Basis of Computation. Interest accrued hereunder shall be computed for the actual number of days elapsed on the basis of a 360-day year and actual days elapsed.
6.    Principal Payment Dates. Subject to the provisions set forth below, payments of the principal amount of this Subordinated Note shall be made as follows:
(a)    The principal amount of this Subordinated Note shall be reduced from time to time pursuant to Section 2.2 of the Purchase Agreement;
(b)    The entire remaining outstanding balance of this Subordinated Note shall be paid on the Final Maturity Date.
Subject to the provisions set forth below, the principal amount of and accrued interest on this Subordinated Note may be prepaid on any Business Day without premium or penalty.
7.    Payments. All payments of principal and interest hereunder are to be made in lawful money of the United States of America.
8.    Enforcement Expenses. In addition to and not in limitation of the foregoing, but subject to the provisions set forth below and to any limitation imposed by applicable law, the Buyer agrees to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Originator in seeking to collect any amounts payable hereunder which are not paid when due.
9.    Provisions Regarding Restrictions on Payment. The Buyer covenants and agrees, and the Originator, by its acceptance of this Subordinated Note, likewise covenants and agrees on behalf of itself and any holder of this Subordinated Note, that the payment of the principal amount of, and interest on, this Subordinated Note is hereby expressly subject to certain restrictions set forth in the following clauses of this paragraph 9:

EXECUTION VERSION

(a)    No payment or other distribution of the Buyer's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Subordinated Note except to the extent such payment or other distribution is permitted under the Purchase Agreement and the Receivables Financing Agreement;
(b)    In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Buyer, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Buyer or any sale of all or substantially all of the assets of the Buyer (such proceedings being herein collectively called “Bankruptcy Proceedings”), the Senior Interests shall first be paid and performed in full and in cash before the Originator shall be entitled to receive and to retain any payment or distribution in respect to this Subordinated Note. In order to implement the foregoing, the Originator hereby irrevocably agrees that the Administrative Agent, in the name of the Originator or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and the file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of the Originator relating to this Subordinated Note, in each case until the Senior Interests shall have been paid and performed in full and in cash;
(c)    In the event that the Originator receives any payment or other distribution of any kind or character from the Buyer or from other source whatsoever, in respect of this Subordinated Note, other than as expressly permitted by the terms of this Subordinated Note, such payment or other distribution shall be received for the sole benefit of the Senior Interest Holders and shall be turned over by the Originator to the Administrative Agent (for the benefit of the Senior Interest Holders) forthwith;
(d)    Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Subordinated Note, while any Bankruptcy Proceedings are pending the Originator shall not be subrogated to the then existing rights of the Senior Interest Holders in respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash. Upon the occurrence of the Final Payout Date, the Originator shall be subrogated to the then existing rights of the Senior Interest Holders, if any;
(e)    The provisions set forth in this Section 9 are intended solely for the purpose of defining the relative rights of the Originator, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in this Subordinated Note is intended to or shall impair, as between the Buyer, its creditors (other than the Senior Interest Holders) and the Originator, the Buyer's obligation, which is unconditional and absolute, to pay the Originator the principal of and interest on this Subordinated Note as and when the same shall become due and payable in accordance with the terms hereof or to affect then relative rights of the Originator and creditors of the Buyer (other than the Senior Interest Holders);
(f)    The Originator shall not, until the Senior Interests have been paid and performed in full and in cash, transfer, pledge or assign, or commence legal proceedings to enforce or collect this Subordinated Note or any rights in respect hereof;

EXECUTION VERSION

(g)    The Originator shall not, without the advance written consent of the Administrative Agent, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Buyer until at least one year and one day shall have passed since the Final Payout Date shall have occurred;
(h)    If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;
(i)    The Originator hereby waives; (i) notice of acceptance of these provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor;
(j)    These provisions constitute a continuing offer from the holder of this Subordinated Note to all Persons who become the holders of, or who continue to hold, Senior Interests; and these provisions are made for the benefit of the Senior Interest Holders, and the Administrative Agent or the LC Bank may proceed to enforce such provisions on behalf of each of such Persons.
10.    General. (a) No failure or delay on the part of the Originator in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power of right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Subordinated Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Buyer and the Originator and (ii) all consent required for such actions under the Transaction Documents shall have been received by the appropriate Persons.
(b)    The Originator hereby agrees that it will not exercise any right of set-off or recoupment, or assert any counterclaim, against the Buyer except as may be otherwise permitted under the Purchase Agreement, so long as there shall not have elapsed one year and one day since the Final Payout Date has occurred.
(c)    The Originator expressly recognizes and agrees that the obligations represented by this Subordinated Note are not secured by any interest in any of the assets of the Buyer, including, without limitation, any Receivables or Related Security.
11.    No Negotiation. This Subordinated Note is not negotiable. Any purported sale, transfer, assignment or negotiation of this Subordinated Note shall be void without the prior written consent of PNC Bank, National Association, as Administrative Agent.
12.    Governing Law. THIS PROMISSORY NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK..

EXECUTION VERSION

13.    Captions. Paragraph captions used in this Subordinated Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Subordinated Note.
[SIGNATURE PAGE FOLLOWS]

EXECUTION VERSION

EXECUTED as of the date set forth on the first page of this Subordinated Note.

DAVEY RECEIVABLES LLC

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Treasurer

Signature Page to Subordinated Note

EXECUTION VERSION

JOINDER AGREEMENT
May 7, 2018
THIS JOINDER AGREEMENT is executed and delivered by Davey Resource Group, Inc., an Ohio corporation (“New Originator”) in favor of Davey Receivables LLC, an Ohio limited liability company (the “Buyer”), with respect to that certain Receivables Purchase Agreement dated as of May 9, 2016, by and among The Davey Tree Expert Company, an Ohio corporation, and Davey Tree Surgery Company, an Ohio corporation, as Originators, and the Buyer (as amended, supplemented, joined, restated or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Purchase Agreement.
Subject to receipt of counterparts hereof signed by the signatories below, by its signature below, New Originator hereby absolutely and unconditionally agrees to become a party to the Purchase Agreement as an Originator thereunder and to be bound by the provisions thereof including, without limitation, the provisions of Section 8.11 thereof.
Attached hereto is an amended and restated version of Exhibit B and Exhibit E to the Purchase Agreement. After giving effect to the amendments and restatements embodied therein, each of the representations and warranties contained in Section 4 of the Purchase Agreement will be true and correct as to New Originator.
The provisions of Section 7 of the Purchase Agreement are incorporated in this Joinder Agreement by this reference with the same force and effect as if set forth in full herein except that references in such Section 7 to “this Agreement” shall be deemed to refer to “this Joinder Agreement and to the Purchase Agreement as modified by this Joinder Agreement.”
Pursuant to Section 8.16 of the Purchase Agreement, by signing below each of the Buyer and Administrative Agent hereby consents to the addition of New Originator as an Originator under the Purchase Agreement.

EXECUTION VERSION

IN WITNESS WHEREOF, New Originator has executed this Joinder Agreement as of the date first written above.

DAVEY RESOURCE GROUP, INC., as New Originator

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Treasurer

Each of the undersigned hereby consents to New Originator’s joinder in the Purchase Agreement:
DAVEY RECEIVABLES LLC, as Buyer
By: THE DAVEY TREE EXPERT COMPANY, its sole member

By:	/s/ Christopher J. Bast
Name:	Christopher J. Bast
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

Signature Page to Joinder Agreement (Davey Resource Group, Inc.)

EXECUTION VERSION

EXHIBIT B
JURISDICTION OF ORGANIZATION OF THE ORIGINATORS;
PLACES OF BUSINESS OF THE ORGINATORS; LOCATIONS OF RECORDS;
FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)
The Davey Tree Expert Company
Jurisdiction of Organization: Ohio
Organization Number (if any): 24861
Principal Place(s) of Business: 1500 N. Mantua St., Kent, Ohio 44240
Location(s) of Records: 1500 N. Mantua St., Kent, Ohio 44240
Federal Employer Identification Number: 34-0176110
Legal, Trade and Assumed Names: The Davey Tree Expert Company

Davey Tree Surgery Company
Jurisdiction of Organization: Ohio
Organization Number (if any): 383813
Principal Place(s) of Business: 1500 N. Mantua St., Kent, Ohio 44240
Location(s) of Records: 1500 N. Mantua St., Kent, Ohio 44240
Federal Employer Identification Number: 94-1693162
Legal, Trade and Assumed Names: Davey Tree Surgery Company

Exhibit B-1

EXECUTION VERSION

Davey Resource Group, Inc.
Jurisdiction of Organization: Ohio
Organization Number (if any): 4040871
Principal Place(s) of Business: 1500 N. Mantua St., Kent, Ohio 44240
Location(s) of Records: 1500 N. Mantua St., Kent, Ohio 44240
Federal Employer Identification Number: 82-1948528
Legal, Trade and Assumed Names: Davey Resource Group, Inc.

Exhibit B-2

EXECUTION VERSION

EXHIBIT E

EXCLUDED RECEIVABLES

Any Receivable originated by Davey Tree Surgery Company, an Ohio corporation, or Davey Resource Group, Inc., an Ohio corporation.1

1
The Administrative Agent shall receive an opinion regarding true sale and non-consolidation matters with respect to Davey Resource Group, Inc. prior to any of its Receivables being included as a “Receivable” under the Transaction Documents.